                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement     [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                               LUXTEC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       --------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:
       --------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       --------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:
       --------------------------------------------------

       5)     Total fee paid:
       --------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount previously paid:
       --------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:
       --------------------------------------------------

       3)  Filing Party:
       --------------------------------------------------

       4)  Date Filed:
       --------------------------------------------------

[LUXTEC CORPORATION LOGO]

                                                                    May 31, 2001

Dear Stockholder:

     On behalf of the Luxtec Corporation Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on June 22, 2001, at the Luxtec office located at 3700 E. Columbia Street, Tucson, Arizona, 85714. The meeting will begin at 10:00 a.m. Pacific Time.

     In addition to the formal items of business to be conducted at the meeting, we will report on the operations of Luxtec and will respond to stockholder questions.

     We encourage your participation in the vote on the proposals contained in the accompanying proxy statement and, to that end, solicit your proxy. You may give your proxy by completing, dating and signing the proxy card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

     We look forward to seeing you on Friday, June 22, 2001. Thank you for your support of Luxtec.

                                                     Sincerely,



                                                     /s/ James L Hersma
                                                     --------------------
                                                     JAMES L. HERSMA
                                                     PRESIDENT AND CEO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               LUXTEC CORPORATION

                                 ---------------

Date:    June 22, 2001

Time:    10:00 a.m. Pacific Time

Place:   PrimeSource Surgical, Inc.
         3700 E. Columbia Street
         Tucson, Arizona,  85714

Purposes:

     o    To elect three Class I Directors for a three-year term.

     o To approve an amendment to our Articles of Organization to increase our authorized number of shares of common stock from 10,000,000 to 50,000,000.

     o To approve an amendment to our Articles of Organization to create a new class of "blank check" preferred stock, no par value per share, to consist of 10,000,000 shares.

     o To approve an amendment to our Articles of Organization to change our name to "PrimeSource Healthcare, Inc."

     o To approve an amendment to our Articles of Organization to alter certain of the rights pertaining to our Series C Convertible Preferred Stock.

     o To ratify the adoption of our Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, as amended.

     o To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants.

     o To transact any other business which may be properly presented at the meeting and any postponement or adjournment of the meeting.

         Stockholders of record as of the close of business on May 23, 2001 are entitled to notice of and to vote at this meeting and any postponement or adjournment of the meeting.

                                        By Order of the Board of Directors,


                                        MICHAEL K. BAYLEY, CLERK

West Boylston, Massachusetts
May 31, 2001
                                 ---------------

                                    IMPORTANT

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO LUXTEC STOCKHOLDERS AND THEIR DULY APPOINTED PROXY HOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
LUXTEC CORPORATION.................................................................1
------------------
CHANGE IN CONTROL OF LUXTEC........................................................3
---------------------------
PROPOSAL 1:  ELECTION OF DIRECTORS.................................................4
----------------------------------
PROPOSAL 2:  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.........................6
----------------------------------------------------------
PROPOSAL 3:  CREATION OF NEW CLASS OF AUTHORIZED BLANK CHECK PREFERRED STOCK.......8
----------------------------------------------------------------------------
PROPOSAL 4:  CHANGING LUXTEC'S NAME................................................9
-----------------------------------
PROPOSAL 5:  CHANGING CERTAIN PROVISIONS OF SERIES C CONVERTIBLE PREFERRED STOCK...9
--------------------------------------------------------------------------------
PROPOSAL 6:  RATIFICATION OF STOCK OPTION PLAN....................................10
----------------------------------------------
PROPOSAL 7:  RATIFICATION OF DELOITTE & TOUCHE....................................14
----------------------------------------------
NOTICE OF AMENDMENTS TO BY-LAWS...................................................15
-------------------------------
BOARD OF DIRECTORS AND COMMITTEE MEETINGS.........................................17
-----------------------------------------
BENEFICIAL OWNERSHIP OF OUR SECURITIES............................................19
--------------------------------------
COMPENSATION OF NON-EMPLOYEE DIRECTORS............................................21
--------------------------------------
EXECUTIVE COMPENSATION............................................................22
----------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................................23
----------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.......................25
-----------------------------------------------------------
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........................25
-------------------------------------------------------
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...........................25
-------------------------------------------------------
REPORT OF THE AUDIT COMMITTEE.....................................................26
-----------------------------
PERFORMANCE GRAPH.................................................................26
-----------------
STOCKHOLDER PROPOSALS.............................................................27
---------------------


                                PRELIMINARY COPY
================================================================================

The information included herein is as it is expected to be when the definitive proxy statement is mailed to the stockholders of Luxtec Corporation. This Proxy Statement will be revised to reflect actual facts at the time of the filing of the definitive proxy statement.

                               LUXTEC CORPORATION

                                 PROXY STATEMENT

                                                                    May 31, 2001

                               LUXTEC CORPORATION

                                 [COMPANY LOGO]

                               LUXTEC CORPORATION
                               99 HARTWELL STREET
                       WEST BOYLSTON, MASSACHUSETTS 01583

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 22, 2001

GENERAL

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Luxtec Corporation of proxies for use at the Annual Meeting of Stockholders to be held at the Luxtec office located at 3700
E. Columbia Street, Tucson, Arizona, 85714 on June 22, 2001 at 10:00 a.m., Pacific Time, and any adjournment, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy were first sent or given to stockholders on or about May 31, 2001. Only holders of record of our equity securities on May 23, 2001, or the "Record Date," will be entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     As of the Record Date, our outstanding equity securities and their associated voting rights were as follows:


------------------------------ ---------------------- ------------------ ----------------------
Title of security              Number of shares       Current votes      Total votes per class
                               outstanding            per share
------------------------------ ---------------------- ------------------ ----------------------
Common Stock                               6,721,562                  1              6,721,562
------------------------------ ---------------------- ------------------ ----------------------
Series B Convertible                      46,889.304                 25              1,172,233
Preferred Stock
------------------------------ ---------------------- ------------------ ----------------------
Series C Convertible                     344,863.958                 25              8,621,599
Preferred Stock
------------------------------ ---------------------- ------------------ ----------------------
Series D Exchangeable                     14,008.249                200              2,801,650
Preferred Stock
------------------------------ ---------------------- ------------------ ----------------------

     The total number of votes that may be cast with respect to any matter voted on at the Annual Meeting is 19,317,044.

     There is no cumulative voting. A quorum for the Annual Meeting is a majority of the total voting power of all stock issued, outstanding and entitled to vote.

     Shares represented by signed proxies that are returned to us will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' common shares in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such street name common shares and may vote such common shares on "routine" matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such common shares on other matters, which typically includethe adoption of an amendment to our Articles of Organization, without specific instructions from the customer who owns such common shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes." Broker non-votes will be counted towards a quorum.

     If the accompanying proxy card is properly signed and returned to us prior to the Annual Meeting and is not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given and none of the proposals are physically crossed out, the persons designated as proxies in the accompanying proxy card will vote FOR the following seven proposals:

     o the election of directors of those persons nominated by the Board of Directors;

     o the adoption of an amendment to our Articles of Organization to increase our authorized number of shares of Common Stock from 10,000,000 shares to 50,000,000;

     o the adoption of an amendment to our Articles of Organization to create a new class of authorized blank check preferred stock, no par value per share, to consist of 10,000,000 shares.

     o the adoption of an amendment to our Articles of Organization to change our name to "PrimeSource Healthcare, Inc.,"

     o the adoption of amendments to our Articles of Organization (a) to increase the affirmative vote required to cause, subject to certain limitations, the conversion of each of the then outstanding shares of Series C Convertible Preferred Stock into Common Stock from the holder(s) of thirty percent (30%) to the holders of a majority of the then outstanding shares of Series C Convertible Preferred Stock and
          (b) to allow a representative of any holder of fifty-one percent (51%) or more of the shares of Series C Convertible Preferred Stock issued on February 23, 2001 to observe, and be provided with notice of, all meetings of any committee or subcommittee of the Board of Directors (as well as all meetings of the Board of Directors as is currently the case);

     o the ratification of the adoption of our Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, as amended, which has 5,000,000 shares of Common Stock reserved for issuance; and


     o the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as our independent accountants.

     With respect to Proposal 1 regarding the election of Directors, abstentions will have no effect on the outcome of the voting. With respect to all of the other proposals, an abstention from voting on a proposal or a broker non-vote will have the effect of voting against that proposal.

     A proxy card for use at the Annual Meeting is enclosed. Stockholders holding common shares in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

     The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter should be properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote and act according to their best judgments in light of the conditions then prevailing.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to our Clerk at the address on the cover page of this Proxy Statement or by sending in a later-dated proxy card. If you attend the Annual Meeting and want to vote in person, you can request in writing that your previously submitted proxy not be used. Attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

     We will bear the expense of preparing, printing and mailing proxy materials to our stockholders. In addition, proxies may be solicited personally or by telephone, mail or facsimile. Our officers or employees may assist with personal or telephone solicitation and will receive no additional compensation therefore. We will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares of Common Stock. Boston Equiserve, our transfer agent, will tally the votes. We will not disclose your vote except as required by law.

                           CHANGE IN CONTROL OF LUXTEC

     On March 2, 2001, we consummated the merger, or the "Merger," of Laser Merger Sub, Inc., or "Merger Sub," a Delaware corporation and a wholly-owned subsidiary of Luxtec, with and into PrimeSource Surgical, Inc., or "PrimeSource," a Delaware corporation, resulting in PrimeSource becoming a wholly-owned subsidiary of Luxtec. Pursuant to the Agreement and Plan of Merger, dated November 27, 2000, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001, as amended, the "Merger Agreement," the former stockholders of PrimeSource received Luxtec capital stock representing approximately 80% of the fully-diluted voting power of Luxtec in exchange for their PrimeSource capital stock. Pursuant to the Merger Agreement, upon consummation of the Merger our Board of Directors consisted of six directors appointed by PrimeSource and four directors appointed by Luxtec. PrimeSource appointed Nicholas C. Memmo and Larry H. Coleman, Ph.D. as Class I Directors with terms expiring at this Annual Meeting, William H. Lomicka, John F. Rooney and Michael K. Bayley as Class II Directors with terms expiring at our 2002 Annual Meeting, and James L. Hersma as a Class III Director with a term expiring at our 2003 Annual Meeting. Luxtec appointed Patrick G. Phillipps as a Class I Director with a term expiring at this Annual Meeting, James J. Goodman as a Class II Director with a term expiring at our 2002 Annual Meeting, and James Berardo and James W. Hobbs as Class III Directors with terms expiring at our 2003 Annual Meeting.

     Pursuant to the Merger Agreement, for each share of PrimeSource Common Stock, par value $0.001 per share, the PrimeSource stockholders received .744183 of a share of Luxtec Common Stock, par value $0.01 per share, or "Common Stock."

     For each share of PrimeSource Series A Preferred Stock, par value $0.001 per share, Series B-1 preferred stock, par value $0.001 per share, and Series B-2 Preferred Stock, par value $0.001 per share, the PrimeSource stockholders received .02976732 of a share of Luxtec Series B Convertible Preferred Stock, par value $1.00 per share, or "Series B Preferred Stock." Each share of Series B Preferred Stock is automatically convertible into twenty-five shares of Common Stock upon amendment of our Articles of Organization increasing the authorized number of shares of Common Stock to 50,000,000. Each share of Series B Preferred Stock is entitled to twenty-five votes per share on all matters submitted to a vote of the holders of Common Stock.

     For each share of PrimeSource Series B-3 Preferred Stock, par value $0.001 per share, Series C Convertible Preferred Stock, par value $0.001 per share, and Series C-2 Convertible Preferred Stock, par value $0.001 per share, the PrimeSource stockholders received .02976732 of a share of Series C Convertible Preferred Stock, par value $1.00 per share, or "Series C Preferred Stock." Each share of Series C Preferred Stock is convertible, at the option of the holder thereof after amendment of our Articles of Organization increasing our authorized number of shares of Common Stock to 50,000,000, into twenty-five shares of Common Stock. Each share of Series C Preferred Stock is entitled to twenty-five votes per share, subject to adjustment, on all matters submitted to a vote of the holders of Common Stock.

     For each share of PrimeSource Series C-3 Exchangeable Preferred Stock, par value $0.001 per share, the PrimeSource stockholders received .02976732 of a share of Luxtec Series D Exchangeable Preferred Stock, par value $1.00 per share, or "Series D Preferred Stock." Each share of Series D Preferred Stock will be exchangeable for equity securities of Luxtec to be issued in the future. Each share of Series D Preferred Stock is entitled to two-hundred votes per share on all matters submitted to a vote of the holders of Common Stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                      OF EACH OF THE NOMINEES LISTED BELOW

     Pursuant to Section 50A of Chapter 156B of the Massachusetts Business Corporation Law, the Board of Directors is currently divided into three classes, having staggered terms of three years each. Of the current Directors, three Class I Directors have terms expiring at this Annual Meeting, four Class II Directors have terms expiring at the 2002 Annual Meeting and three Class III Directors have terms expiring at the 2003 Annual Meeting. There is currently one vacancy in our Class III Directors. We are nominating three Directors for election at this Annual Meeting. Two of the nominees are currently Class I Directors whose terms expire at this Annual Meeting and the third nominee is currently a Class II Director whose term would otherwise have expired at our 2002 Annual Meeting. Each Class I Director elected at this Annual Meeting will serve until the 2004 Annual Meeting or special meeting in lieu thereof, and until that director's successor is elected and qualified. If the persons nominated by the Board of Directors are elected, following such election, the Board of Directors will be composed of nine Directors. The Board of Directors is currently comprised of the following individuals:

                                                  Director
            Name                    Age            Since            Position with Luxtec          Term Ends
----------------------------- ---------------- -------------- -------------------------------- --------------
Larry H. Coleman, Ph.D.             57             2001       Director                             2001
Nicholas C. Memmo                   39             2001       Director                             2001
Patrick G. Phillipps                55             1995       Director                             2001
Michael K. Bayley                   41             2001       Director, Chief Financial            2002
                                                              Officer and Clerk
James J. Goodman                    42             1996       Director                             2002
William H. Lomicka                  64             2001       Director                             2002
John F. Rooney                      38             2001       Chairman of the Board and            2002
                                                              Executive Vice President
James Berardo                       41             1995       Director                             2003
James L. Hersma                     52             2001       Director and President and           2003
                                                              Chief Executive Officer
James W. Hobbs                      52             1993       Director                             2003


INFORMATION WITH RESPECT TO NOMINEES

     Set forth below is information with respect to each nominee for Class I Directors to be elected at this Annual Meeting, for the remaining Class I Director whose term of office will expire at the 2001 Annual Meeting and for each Class II and Class III Director. Of the Directors, James J. Goodman, James Berardo, Patrick G. Phillipps and James W. Hobbs were previously elected by the stockholders. Michael K. Bayley, Larry H. Coleman, Ph.D., James L. Hersma, William H. Lomicka, Nicholas C. Memmo and John F. Rooney were appointed to the Board of Directors in connection with the Merger.

VOTE REQUIRED

     The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect the nominees to serve as Class I Directors.

          NOMINEES TO SERVE AS CLASS I DIRECTORS FOR A THREE-YEAR TERM
                       EXPIRING AT THE 2004 ANNUAL MEETING

LARRY H. COLEMAN, PH.D., DIRECTOR-- Dr. Coleman was appointed to the Board of Directors on March 2, 2001, pursuant to the Merger Agreement. Dr. Coleman is the founder and Managing General Partner of Coleman Swenson Booth Inc., a private venture capital fund established in 1986. Dr. Coleman began his venture capital career in 1983 as President of HCA Capital, a wholly-owned subsidiary of Columbia/HCA Healthcare Corporation. Dr. Coleman has served as a director on the boards of over 20 companies and is currently a board member of MediSphere Health Partners, Inc., LifeMetrix, Inc., ClearTrack Information Network, Inc., and Active Services Corporation. Dr. Coleman graduated from the University of North Carolina with an A.B. and earned his Ph.D. from the University of South Dakota.

WILLIAM H. LOMICKA, DIRECTOR-- Mr. Lomicka was appointed to the Board of Directors on March 2, 2001, pursuant to the Merger Agreement. Mr. Lomicka is the Chairman of Coulter Ridge Capital, a private investment firm. From 1989 to 1998, Mr. Lomicka was President of Mayfair Capital, a private investment firm. Mr. Lomicka, formerly the Senior V.P. Finance of Humana, Inc., presently serves on the boards of numerous companies, both public and private. Representative companies include: Pomeroy Computer Resources, Spectracare, Medventure Technologies, Broadband Laboratories and Franklin Health. Mr. Lomicka graduated from the College of Wooster in Wooster, Ohio, and earned his M.B.A. from the Wharton Graduate School of the University of Pennsylvania.

NICHOLAS C. MEMMO, DIRECTOR-- Mr. Memmo was appointed to the Board of Directors on March 2, 2001, pursuant to the Merger Agreement. Mr. Memmo is a Partner with Kline Hawkes & Co., a venture capital firm with interests in information technology, telecommunications and services. Previously, Mr. Memmo was a founding executive and member of the Board of Directors of U.S. Filter Corporation, a Fortune 300 company and the leading global provider of water and wastewater treatment systems, products and services. Mr. Memmo received his B.S. degree in chemical engineering from Drexel University and his M.B.A. from the Anderson School at U.C.L.A.

                   ADDITIONAL CLASS I DIRECTOR WHOSE TERM WILL
                        EXPIRE AT THE 2001 ANNUAL MEETING

PATRICK G. PHILLIPPS, DIRECTOR-- Mr. Phillipps joined Luxtec in 1995 as Vice President of Engineering and a Director. Mr. Phillipps, co-founder of CardioDyne, Inc., served as its President and Chief Executive Officer from the time of CardioDyne*s founding in February 1989 until the merger with Luxtec in October, 1995. Previously, Mr. Phillipps founded the Engineering Department of Lifeline Systems, Inc., where he served as Vice President of Engineering and oversaw the development and introduction of a new generation of Lifeline*s hospital based emergency call system for home use by the elderly. Mr. Phillipps holds an B.S. degree in Electrical Engineering from MIT and has been jointly awarded over a dozen patents in the medical monitoring and related fields.

                        CLASS II DIRECTORS SERVING A TERM
                       EXPIRING AT THE 2002 ANNUAL MEETING

MICHAEL K. BAYLEY, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, CLERK AND DIRECTOR -- Mr. Bayley was appointed as our Chief Financial Officer, Clerk and a Director on March 2, 2001, pursuant to the Merger Agreement. From June 1996 until the Merger, Mr. Bayley was Chief Financial Officer of PrimeSource, a leading distributor and manufacturer of specialty surgical and critical care products in the United States. Prior to co-founding PrimeSource in June 1996, Mr. Bayley was a Vice President with Chase Manhattan Bank in New York City. Mr. Bayley helped establish Chase's Health Care Services Finance Division and spent a number of years in Chase's Merchant Banking and Private Equity Group where he helped manage a number of the bank's portfolio companies. He has served as a board member of a number of privately held companies. He graduated with honors from the University of Arizona with a bachelor's degree in geological engineering, and he earned his M.B.A. from the Fuqua School of Business at Duke University.

JAMES J. GOODMAN, DIRECTOR-- Mr. Goodman has been on the Board of Directors since 1996. Mr. Goodman is President of Gemini Investors LLC, a private firm based in Wellesley, MA that invests in emerging growth companies across a wide range of industries. Gemini (and its predecessor) has raised three private equity funds and invested in more than 35 companies over the last six years. Prior to founding Gemini, Mr. Goodman was Vice President at Berkshire Partners, a leading private equity firm, from 1989 to 1993. Mr. Goodman currently serves on the board of directors of nine other companies in addition to Luxtec. He received his A.B., J.D. and M.B.A. degrees from Harvard University.

JOHN F. ROONEY, EXECUTIVE VICE PRESIDENT, CORPORATE DEVELOPMENT AND CHAIRMAN OF THE BOARD -- Mr. Rooney was appointed to the Board of Directors on March 2, 2001, pursuant to the Merger Agreement. From June 1996 until the Merger, Mr. Rooney was President and Chief Executive Officer of PrimeSource, a leading distributor and manufacturer of specialty surgical and critical care products in the United States. Prior to co-founding PrimeSource in June 1996,

Mr. Rooney served as a sales and marketing executive at Birtcher Medical Systems, Inc., a Nasdaq listed company specializing in the manufacturing and marketing of electrosurgery products. Mr. Rooney also served as an executive at Computer Motion, Inc., a leader in medical robotic devices. Mr. Rooney graduated with honors from the University of Montana in Business Administration.

                       CLASS III DIRECTORS SERVING A TERM
                       EXPIRING AT THE 2003 ANNUAL MEETING

JAMES BERARDO, DIRECTOR-- Mr. Berardo has been on our Board of Directors since 1995. Mr. Berardo currently serves as President of Darlco, Inc., a real estate development and investment management company. Mr. Berardo joined Darlco in 1986, serving in various financial capacities prior to assuming his current position in March, 1995.

JAMES L. HERSMA, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND DIRECTOR -- Mr. Hersma was appointed as our President and Chief Executive Officer and a Director on March 2, 2001, pursuant to the Merger Agreement. Mr. Hersma served as executive vice president and director of Medibuy.com, a leading healthcare e-commerce firm, from February, 1999 to May, 2000. Prior to Medibuy, Mr. Hersma served as CEO of Novation, the largest group purchasing organization in the United States with over $14 billion in annual purchases from January, 1998 to February, 1999. He also served as president and COO of CIS Technologies, a Nasdaq-listed healthcare information systems company, from November, 1993 to May, 1996, and spent 17 years at Baxter and American Hospital Supply in various sales, marketing and executive management roles. Mr. Hersma is a graduate of Northern Illinois University and serves on the board of its Business School.

JAMES W. HOBBS, DIRECTOR-- Mr. Hobbs has been on the Board of Directors since 1993. From March, 1993, to March 1, 2001, Mr. Hobbs served as our President and Chief Executive Officer. Prior to that, Mr. Hobbs was the Chief Executive Officer of Graylyn Associates from 1992 to 1993, where he currently serves as Chairman. Graylyn is an investment firm founded by Mr. Hobbs to invest in early stage medical technology. Prior to Graylyn, Mr. Hobbs served as the President and Chief Executive Officer of Genica Pharmaceutical Inc. from 1989 to 1992. Acquired by Elan Corporation, Genica Pharmaceutical Inc. was a corporation engaged in providing new diagnostic assays and conducting therapeutic research for neurological disorders. Mr. Hobbs was with Johnson and Johnson as the Vice President and General Manager of Johnson and Johnson Professional Diagnostics from 1985 to 1989. Mr. Hobbs received his B.S. degree from Wake Forest University and earned his M.B.A. from the University of North Carolina.

                                   PROPOSAL 2

           APPROVAL OF AMENDMENT TO LUXTEC'S ARTICLES OF ORGANIZATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

     Our Articles of Organization currently authorize the issuance of 10,000,000 shares of Common Stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $1.00 per share. On March 22, 2001, the Board of Directors voted to propose and recommend approval of an amendment to our Articles of Organization to increase the number of authorized shares of Common Stock from 10,000,000 shares to 50,000,000 shares. If the increase in the number of shares of Common Stock is approved by the stockholders, the increase will become effective upon the filing of a certificate of amendment to our Articles of Organization with the Secretary of the Commonwealth of Massachusetts.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding and a majority of the Series C Preferred Stock outstanding is required to approve this amendment to our Articles of Organization.

CURRENT USE OF SHARES

     As of April 30, 2001, there were a total of 9,870,581 shares of Common Stock outstanding or reserved for issuance, including shares subject to outstanding options, with no shares held by us in treasury. This total number of shares includes shares of Common Stock reserved for issuance under the Luxtec 1992 Stock Option Plan, as amended, or the "Luxtec Plan," the Luxtec 1995 Stock Option Plan for Non-Employee Directors, or the "Directors Plan," and the Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, as amended, or the "PrimeSource Plan." In addition, as of April 30, 2001, there were warrants outstanding to purchase 3,620,901 shares of Common Stock, assuming that the warrants to purchase a yet-to-be-determined number of shares of Common Stock become exercisable for 2,604,640 shares of Common Stock, which is the number of shares of Common Stock estimated in our management's good faith judgment.

     As of April 30, 2001, there were a total of 405,762 shares of preferred stock outstanding. If the authorized number of shares of Common Stock is increased, the 46,889.304 shares of Series B Preferred Stock will automatically convert into an aggregate of 1,172,232 shares of Common Stock. In addition, upon the increase in the number of shares of our authorized Common Stock, the 344,863.958 shares of Series C Preferred Stock will become convertible, at the option of the holders thereof, into up to an aggregate of 8,621,598 shares of Common Stock, subject to adjustment.

RIGHTS OF COMMON STOCK

     The amendment to our Articles of Organization would increase the number of shares of the existing class of Common Stock available for issuance by Luxtec, but would have no effect upon the terms of the Common Stock or the rights of holders of the Common Stock. The holders of Common Stock are entitled to one vote for each share held of record upon such matters and in such manner as may be provided by law. Subject to preferences applicable to any outstanding shares of preferred stock, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of Luxtec, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock that rank senior to the Common Stock. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. The Common Stock does not have cumulative voting rights. As a result, holders of more than 50% of the voting power of Luxtec capital stock are able to elect 100% of the class of our directors to be elected at any annual meeting of stockholders or special meeting in lieu thereof.

PURPOSE OF THE PROPOSED AMENDMENT

     The Board of Directors believes it is in our best interests to increase the number of shares of Common Stock which we are authorized to issue. The Board of Directors believes the proposed increase will make available a sufficient number of authorized shares of Common Stock for future issuances, including financings, corporate mergers, acquisitions, use in employee benefit plans or other corporate purposes. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable to enhance our flexibility in connection with such possible future actions and would allow shares of Common Stock to be issued without the expense and delay of a meeting of stockholders.

     We have a contractual obligation, pursuant to the Agreement and Plan of Merger, dated as of November 27, 2000, as amended, by and among Luxtec, Laser Merger Sub and PrimeSource Surgical, Inc., to recommend to the stockholders a proposed increase in the number of authorized shares of Common Stock. Also, pursuant to their terms, each share of Series B Preferred Stock will automatically convert into twenty-five shares of Common Stock. As of the date of this Proxy Statement, other than as described under "--Current Use of Shares," we have no other agreements, commitments or plans with respect to the sale or issuance of additional shares of Common Stock.

EFFECTS OF THE PROPOSED AMENDMENT

     If this proposal is adopted, immediately upon the increase in the number of authorized shares of Common Stock each of the 46,889.304 shares of Series B Preferred Stock will automatically convert into twenty-five shares of Common Stock, or 1,172,232 shares of Common Stock. In addition, each of the 344,863.958 shares of Series C Preferred Stock will become convertible, at the option of the holder thereof, into twenty-five shares of Common Stock, or 8,621,598 shares of Common Stock, subject to adjustment, if this proposal is adopted. The additional shares of authorized Common Stock, as well as all currently authorized but unissued shares of Common Stock, would be available for issuance without further action by the stockholders, subject to the applicable requirements of a stock exchange, if any, and the Massachusetts Business Corporation Law. If additional shares of Common Stock are issued as a result of the proposed increase in the number of shares of authorized Common Stock, this may have a dilutive effect on the voting power of existing stockholders and on earnings per share. In addition, the proposed increase in the number of shares of authorized Common Stock could have the effect of making a change in control of Luxtec more difficult.

                                   PROPOSAL 3

           APPROVAL OF AMENDMENT TO LUXTEC'S ARTICLES OF ORGANIZATION CREATING A NEW CLASS OF AUTHORIZED BLANK CHECK PREFERRED STOCK

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

     Our Articles of Organization currently authorize the issuance of 10,000,000 shares of Common Stock, par value $.01 per share, and 500,000 shares of preferred stock, par value $1.00 per share. On April 30, 2001, the Board of Directors voted to propose and recommend approval of an amendment to our Articles of Organization to create a new series of authorized blank check preferred stock, no par value per share, to consist of 10,000,000 shares. If the creation of the new class of preferred stock is approved by the stockholders, the change will become effective upon the filing of a certificate of amendment to our Articles of Organization with the Secretary of the Commonwealth of Massachusetts.

VOTE REQUIRED

     The affirmative vote of the holders of two-thirds of the voting power of our capital stock outstanding and a majority of the Series C Preferred Stock outstanding is required to approve this amendment to our Articles of Organization.

CURRENT CLASS OF PREFERRED STOCK

     We currently have a class of preferred stock consisting of 500,000 shares of authorized stock, par value $1.00 per share, or the "Existing Preferred Stock." As of April 30, 2001, there were a total of 405,762 shares of Existing Preferred Stock outstanding. If the required number of our stockholders vote to pass Proposal 2 regarding the increase of our authorized shares of Common Stock from 10,000,000 to 50,000,000, the automatic conversion of our Series B Preferred Stock into Common Stock will result in 358,872 shares of Existing Preferred Stock outstanding.

DESCRIPTION OF NEW CLASS OF PREFERRED STOCK

     The amendment to our Articles of Organization would create a new class of preferred stock, no par value per share, or the "New Preferred Stock," consisting of 10,000,000 authorized shares. The New Preferred Stock would have such preferences, voting powers, qualifications, and special or relative rights or privileges as the Board of Directors may designate for each series thereof issued from time to time. Upon issuance, subject to our Articles of Organization, the New Preferred Stock could rank senior to the Common Stock, the Existing Preferred Stock or both, as the Board of Directors, subject to the approval of the holders of the Series C Preferred Stock, may determine. The Board of Directors, without any further action by the stockholders, would be able to issue the New Preferred Stock for such purposes and for such consideration as it, subject to the approval of the holders of the Series C Preferred Stock, may determine.

PURPOSE OF THE PROPOSED AMENDMENT

     The Board of Directors believes it is in our best interests to create the New Preferred Stock. The Board of Directors believes that the creation of the New Preferred Stock enhances our flexibility in connection with possible future actions, such as financings, mergers, acquisitions or other corporate purposes. The Board of Directors also believes that the creation of the New Preferred Stock will better position us to consider and respond to future business opportunities and needs. By approving the creation of the New Preferred Stock, it will allow us to issue the New Preferred Stock without the expense and delay of a special stockholders' meeting.

EFFECTS OF THE PROPOSED AMENDMENT

     If this proposal is adopted, upon the filing of a certificate of amendment to our Articles of Organization the Board of Directors will be authorized to issue the New Preferred Stock, from time to time, in one or more series, with such preferences, voting powers, qualifications, and special or relative rights or privileges as the Board of Directors, subject to limitations, may determine. The shares of New Preferred Stock would be available for issuance without any further action by the stockholders, subject to limitations. The issuance of the New Preferred Stock could be used to create voting impediments and to make it more difficult for persons seeking to effect a merger or otherwise gain control of Luxtec. The issuance of the New Preferred Stock could affect the holders of Common Stock by, among other ways, restricting dividends payable on Common Stock, diluting the voting power of Common Stock and limiting the ability of the holders of Common Stock to participate in any liquidation of Luxtec.

                                   PROPOSAL 4

           APPROVAL OF AMENDMENT TO LUXTEC'S ARTICLES OF ORGANIZATION
                             CHANGING LUXTEC'S NAME

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4

     On March 22, 2001, the Board of Directors voted to propose to amend our Articles of Organization for the purpose of changing our name from "Luxtec Corporation" to "PrimeSource Healthcare, Inc." If the name change is approved by the stockholders, the name change will become effective upon the filing of a certificate of amendment of our Articles of Organization with the Secretary of the Commonwealth of Massachusetts.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding and a majority of the Series C Preferred Stock outstanding is required to approve this amendment to our Articles of Organization.

PURPOSE FOR THE PROPOSED NAME CHANGE

     The Board of Directors believes it is in our best interests to change our name to "PrimeSource Healthcare, Inc." in order to better align our name with our business strategy and operational goals. In connection with the Merger, we have expanded our business model and market focus and believe the name change will better reflect our expanded business endeavors.

EFFECTS OF THE PROPOSED NAME CHANGE

     If this proposal is adopted, the change of name will not affect in any way the validity or transferability of stock certificates outstanding or our capital structure. If this proposal is adopted, it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name "PrimeSource Healthcare, Inc." will be issued.

                                   PROPOSAL 5

           APPROVAL OF AMENDMENT TO LUXTEC'S ARTICLES OF ORGANIZATION
                       CHANGING CERTAIN PROVISIONS OF THE
                      SERIES C CONVERTIBLE PREFERRED STOCK

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5

     On February 27, 2001, in connection with the Merger, we filed a Certificate of Vote of Directors establishing the Series C Preferred Stock, or the "Certificate of Vote," which amended our Articles of Organization. When filed, the Certificate of Vote did not accurately reflect the terms required to be included in the Series C Preferred Stock by the Merger Agreement. Accordingly, we agreed, subject to a stockholder vote, to amend our Articles of Organization to accurately reflect the terms required by the Merger Agreement. As of April 30, 2001, there were 344,863.958 shares of Series C Preferred Stock outstanding.

VOTE REQUIRED

     The affirmative vote of the holders of two-thirds of the voting power of our capital stock outstanding and two-thirds of the Series C Preferred Stock outstanding is required to approve this amendment to our Articles of Organization.

THE PROPOSED CHANGES

     The Board of Directors proposes that the following changes be made to our Articles of Organization:

o Section 5(o)(ii) of the Certificate of Vote currently provides that each of the then outstanding shares of Series C Preferred Stock shall automatically convert to shares of Common Stock, subject to limitations, upon agreement by the holder(s) of 30% of the then outstanding shares of Series C Preferred Stock. The Board of Directors recommends that our Articles of Organization be amended to delete "30%" and insert in its place "a majority".

o Sections 9(b) and 9(c) of the Certificate of Vote currently provide that the holder of fifty-one percent (51%) or more of the shares of Series C Preferred Stock issued on February 23, 2001, is entitled to appoint an observer to attend meetings of the Board of Directors. The Board of Directors recommends that our Articles of Organization be amended to add "(and any committee or subcommittee thereof)" after "Company" in line six and line two of Sections 9(b) and 9(c), respectively. We believe that the proposed amendment will make it clear that the observer appointed by the majority holder of the shares of Series C Preferred Stock will be authorized to observe, and be provided with notice of, all meetings of any committee or subcommittee of the Board of Directors (as well as all meetings of the Board of Directors as is currently the case).

PURPOSE FOR THE PROPOSED CHANGES

     The Board of Directors believes it is in our best interests to amend our Articles of Organization to align the terms of the Series C Preferred Stock with the negotiated understanding reached between Luxtec and PrimeSource. In addition, pursuant to a letter agreement, dated March 2, 2001, by and between Luxtec and the holder of more than fifty-one percent of the shares of Series C Preferred Stock issued on February 23, 2001, we agreed to permit the majority holder of the Series C Preferred Stock to designate an observer to attend, and receive notice thereof of, all meetings of any committee or subcommittee of the Board of Directors and also to use commercially reasonable efforts to present the changes to our Articles of Organization as set forth in this proposal.

EFFECTS OF THE PROPOSED CHANGES

     If this proposal is adopted, the amendments to our Articles of Organization will become effective upon our filing of a Certificate of Amendment to our Articles of Organization. After effectiveness of the amendments, each share of Series C Preferred Stock will be convertible into Common Stock upon, among other things, agreement by the holder(s) of a majority of the then outstanding shares of Series C Preferred Stock rather than the holder(s) of 30% of the then outstanding shares of Series C Preferred Stock. Also, our Articles of Organization will provide the holder of fifty-one percent or more of the shares of Series C Preferred Stock issued on January 23, 2001, the authority to appoint an observer to, and receive notice of, all meetings of any committee or subcommittee of the Board of Directors (as well as all meetings of the Board of Directors as is currently the case).

                                   PROPOSAL 6

                                 RATIFICATION OF
       TUCSON MEDICAL CORPORATION 1997 STOCK ISSUANCE / STOCK OPTION PLAN

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 6

     On March 22, 2001, the Board of Directors adopted and amended, and recommended stockholder ratification of, the Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, or, as adopted and amended, the "PrimeSource Plan." The PrimeSource Plan was the plan utilized by PrimeSource prior to the Merger for the issuance of its securities. The full text of the PrimeSource Plan appears as Exhibit A to this Proxy Statement.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding and a majority of the Series C Preferred Stock outstanding is required to ratify the PrimeSource Plan.

PURPOSE OF THE PRIMESOURCE PLAN

     The PrimeSource Plan will allow us to offer Common Stock to attract, retain and motivate highly qualified individuals essential to our long-term growth and success. Equity incentives are a key element of our compensation package in the highly competitive employment environment. Equity incentives also encourage employee loyalty to us and align employee interests directly to the interests of our stockholders.

     As of March 2, 2001, we, combined with our subsidiaries, employed approximately 193 individuals. To support our long-term growth and success, we anticipate that we will continue to increase our work force. All of the new and existing employees, directors and consultants of Luxtec and any of our subsidiaries are eligible to be considered for equity incentive grants under the PrimeSource Plan. We believe that the adoption of the PrimeSource Plan will help us accomplish our recruitment and retention goals and will help keep our equity-based incentive compensation competitive within our industry.

     As of April 30, 2001, there were an aggregate of 3,149,019 shares of Common Stock issuable pursuant to outstanding stock options granted under the Luxtec Plan, the Directors Plan and the PrimeSource Plan. In addition, as of April 30, 2001, an aggregate of 2,550,981 shares of Common Stock remained available for future grant under all such plans. We believe that the number of shares of Common Stock available for future grant under our current plans are sufficient to cover projected grants through the end of 2003. If our stockholders do not ratify the PrimeSource Plan, the options issued pursuant to the PrimeSource Plan may not qualify for treatment as qualified incentive options.

SUMMARY OF THE PRIMESOURCE PLAN

     A total of 5,000,000 shares of Common Stock are reserved under the PrimeSource Plan for issuance to employees, non-employee directors and consultants of Luxtec and our subsidiaries. The Board of Directors, or a designated committee thereof, acts as plan administrator, or "Plan Administrator," for the PrimeSource Plan. The Plan Administrator determines, in its discretion, who is to receive awards under the PrimeSource Plan as well as the terms of those awards, such as the number of shares of Common Stock underlying the awards, exercise or purchase price and vesting schedule. The PrimeSource Plan is divided into two separate equity programs, consisting of the Option Grant Program and the Stock Issuance Program.

     OPTION GRANT PROGRAM

     Under the Option Grant Program of the PrimeSource Plan, the Plan Administrator may grant options to purchase Common Stock at any price per share as permitted by state law. If the person to whom the option is granted is a 10% Shareholder (as defined in the PrimeSource Plan) then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price is payable in cash or check and, so long as the Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the exercise price may be paid in shares of Common Stock, subject to limitations set forth in the PrimeSource Plan.

     Each option the Plan Administrator grants shall be exercisable at such time or times, during such period and for such number of shares as the Plan Administrator shall determine. No option, however, shall have a term in excess of ten years measured from the option grant date. If the recipient of an option grant under the PrimeSource Plan ceases to remain in service of Luxtec or any subsidiary for any reason other than death, disability or misconduct, then the optionee will have a three-month period following the date of cessation of service to exercise each of optionee's outstanding options. The Plan Administrator may, either at the time the option is granted or at any time while the option remains outstanding, extend the period of time which the option is exercisable following the optionee's cessation of service and/or allow exercise during the applicable post-service exercise period for vested shares of Common Stock and for shares which would have vested had the optionee continued in service.

     Holders of options granted under the PrimeSource Plan have no shareholder rights with respect to such option shares until the optionee exercises the option, pays the exercise price and becomes a record holder of the purchased shares. The Plan Administrator may, subject to the limitations set forth in the PrimeSource Plan, grant options which are exercisable for unvested shares of Common Stock. Should the optionee cease service while holding the unvested shares, we have the rights to repurchase, at the exercise price paid per share, any or all of those unvested shares.

     Options granted pursuant to the PrimeSource Plan may, at the discretion of the Plan Administrator, be incentive stock options in accordance with Section 422 of the Internal Revenue Code of 1986, as amended. The Plan Administrator may only grant incentive stock options to employees. The exercise price of an incentive stock option must not be less than 100% of the Fair Market Value (as defined in the PrimeSource Plan) per share of Common Stock on the option grant date. To the extent that the value (determined on the date of grant) of incentive stock options that first become exercisable in any calendar year exceeds $100,000, the options will not be treated as incentive stock options. If an incentive stock option is granted to a 10% Shareholder (as defined in the PrimeSource Plan), then the option term may not exceed five years.

     In the event of a Corporation Transaction (as defined in the PrimeSource
Plan), unless the options granted pursuant to the PrimeSource Plan are assumed by a successor corporation, replaced with a cash incentive program or the options were subject to other limitations imposed at the time of grant, the shares subject to each option outstanding under the PrimeSource Plan will automatically vest in full immediately prior to a Corporate Transaction. The PrimeSource Plan provides for adjustments for all options assumed by a successor corporation in connection with a Corporate Transaction.

     STOCK ISSUANCE PROGRAM

     Under the Stock Issuance Program of the PrimeSource Plan, the Plan Administrator may issue shares of Common Stock to any employee, director or officer of Luxtec or our subsidiaries at any price per share as permitted by state law. Consideration for shares issued under the Stock Issuance Program may consist of cash or check or past services rendered to Luxtec or our subsidiaries. The Plan Administrator may provide that shares of Common Stock issued under the Stock Issuance Program be fully and immediately vested upon issuance or may vest in one or more installments, subject to limitations provided in the PrimeSource Plan.

     Recipients of shares of Common Stock under the Stock Issuance Program are entitled to full shareholder rights with respect to such shares whether or not those shares are vested. At the time when a holder of unvested Common Stock ceases to remain in our service, the unvested shares will be cancelled and we will repay the purchase price of the cancelled shares. The Plan Administrator may, in its discretion, waive the surrender, repurchase and cancellation of unvested shares and instead cause such shares to be fully vested.

     In the event of a Corporate Transaction, unless the unvested share repurchase rights are assigned to the successor corporation or accelerated vesting of the shares is precluded by the terms of the grant, all unvested shares will become fully vested.

AMENDMENT AND TERMINATION OF THE PRIMESOURCE PLAN

     The Board of Directors has the authority to amend the PrimeSource Plan in any manner. No amendment, however, may adversely affect any outstanding stock options or stock issuances without the consent of affected participants. In addition, some amendments may require shareholder approval if required by applicable law.

     The PrimeSource Plan will expire on the earliest of (i) the 10th anniversary of the adoption of the PrimeSource Plan, (ii) the date on which all shares available for issuance under the PrimeSource Plan have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction.

FEDERAL INCOME TAX CONSEQUENCES

     NON-QUALIFIED STOCK OPTIONS

     Generally, an optionee is not taxed upon the grant of a non-qualified stock option (a stock option that is not an incentive stock option). Rather, at the time of exercise of a non-qualified stock option (and in the case of an untimely exercise of an incentive stock option), the optionee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price for such options. Luxtec will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognized as ordinary income.

     If an optionee sells or exchanges stock that he or she acquired upon exercise of a non-qualified stock option (or upon an untimely exercise of an incentive stock option), then the optionee will recognize capital gain or loss equal to the difference between (i) the sales price and (ii) the fair market value of such stock on the date that ordinary income was recognized with respect thereto. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the sale or exchange.

     INCENTIVE STOCK OPTIONS

     If an optionee satisfies specified requirements, the optionee will not be generally subject to U.S. federal income tax upon the grant of an incentive stock option or upon the timely exercise of an incentive stock option. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of Luxtec or a subsidiary of Luxtec at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Generally, if an optionee dies, exercise of an incentive stock option will also be timely for this purpose if made by an optionee's legal representative. The U.S. federal income tax consequences of an untimely exercise of an incentive stock option are determined in accordance with the rules applicable to non-qualified stock options.

     If an optionee disposes of stock that was acquired pursuant to the timely exercise of an incentive stock option, the optionee will, except as noted below, recognize long-term capital gain or loss equal to the difference between the disposition proceeds and the option price. Luxtec, under these circumstances, will not be entitled to any U.S. federal income tax deduction in connection with either the exercise of the incentive stock option or the optionee's sale of such stock.

     If, however, an optionee disposes of stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date of exercise of the option (a "disqualifying disposition"), upon exercise, any gain that the optionee realizes generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition and (ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of the optionee's ordinary income. In such case, Luxtec generally may claim a U.S. federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the disqualifying disposition.

     RESTRICTED STOCK

     Generally, a grantee will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the excess of the fair market value of Common Stock at the time the shares are no longer subject to a "substantial risk of forfeiture" (as defined in the Internal Revenue Code) over the price paid for the stock, if any. Luxtec will be entitled to a U.S. federal income tax deduction at the time when, and in the amount that, the grantee recognizes as ordinary income.

GRANTS PURSUANT TO PRIMESOURCE PLAN




--------------------------------------------------------------------------------
                            PRIMESOURCE PLAN BENEFITS
--------------------------------------------------------------------------------
        1997 TUCSON MEDICAL CORPORATION STOCK OPTION/STOCK ISSUANCE PLAN
--------------------------------------------------------------------------------


---------------------------------------------------------- ------------------------- ------------------------
                    NAME AND POSITION                          DOLLAR VALUE ($)          NUMBER OF UNITS
---------------------------------------------------------- ------------------------- ------------------------
James L. Hersma, current President and CEO

            Grant of Restricted Stock:                            74,419(1)                 53,535(1)

            Grant of Stock Options:                                   0                   1,166,274(2)
---------------------------------------------------------- ------------------------- ------------------------
James W. Hobbs, former President and Chief Executive                  0                         0
Officer
---------------------------------------------------------- ------------------------- ------------------------
Samuel M. Stein, former Chief Financial Officer and                   0                         0
Treasurer
---------------------------------------------------------- ------------------------- ------------------------
Patrick G. Phillipps, former Chief Technology Officer                 0                         0
---------------------------------------------------------- ------------------------- ------------------------
Executive Group                                                       0                         0
---------------------------------------------------------- ------------------------- ------------------------
Non-Executive Director Group                                          0                         0
---------------------------------------------------------- ------------------------- ------------------------
Non-Executive Officer Employee Group                                  0                         0
---------------------------------------------------------- ------------------------- ------------------------


(1) Represents grant of 59,535 shares of Common stock. The shares may be purchased by Mr. Hersma for par value ($0.01 per share), or $595.35. These shares will vest at the rate of 50% of the number of shares granted on each of the first and second anniversaries of the date of grant. Unvested shares may be repurchased by Luxtec if Mr. Hersma's employment with us is terminated for any reason. The fair market value of Common Stock as of April 30, 2001 was $1.25.

(2) Represents an option to purchase Common Stock at an exercise price of $1.25 per share. Twenty-five percent of these options were vested on the date of grant, and the remaining 75% of the options shall vest in thirty-six monthly installments beginning with Mr. Hersma's first full month of employment with us following December 4, 2001. Upon a change in control (as defined Mr. Hersma's employment agreement), all unvested stock options shall become fully vested and exercisable. The stock option expires on May 4, 2011. The fair market value of Common Stock as of April 30, 2001 was $1.25.

                                   PROPOSAL 7

     RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 7

     For our fiscal year ended October 31, 2000, we engaged Arthur Andersen LLP, or "Arthur Andersen," as our independent public accountants. Since PrimeSource's inception in May, 1996, however, it has engaged Deloitte & Touche LLP, or "Deloitte & Touche," as its independent public accountants. As recommended by our management and our Audit Committee of the Board of Directors, the Board of Directors has appointed Deloitte & Touche as our independent accountants , subject to ratification by the stockholders. We do not expect that representatives of either Arthur Andersen or Deloitte & Touche will have an opportunity to make a statement or be available to respond to questions at the Annual Meeting because we expect neither of them to attend the Annual Meeting.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche.

PRIOR INDEPENDENT PUBLIC ACCOUNTANTS

     On March 22, 2001, we replaced Arthur Andersen as our principal independent auditors, and engaged Deloitte & Touche as our principal independent auditors. The decision to change auditors was recommended by our management and approved by the Board of Directors and our Audit Committee of the Board of Directors.

     Arthur Andersen's reports on our financial statements for fiscal years ended October 31, 1999 and October 31, 2000 do not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that Arthur Andersen's report on our financial statements for each of the fiscal years ended October 31, 1999 and October 31, 2000 contain a modification as to the uncertainty of our ability to continue as a going concern. Arthur Andersen's going concern modification concerns our financial condition before the Merger.

     During our fiscal years ended October 31, 1999 and October 31, 2000 and through the subsequent interim period to March 22, 2001, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its report. During that time, there have been no reportable "events" as listed in Item 304(a)(1)(A-D) of Regulation S-K.

     During our fiscal years ended October 31, 1999 and October 31, 2000 and through the subsequent interim period to March 22, 2001, we have not consulted with Deloitte & Touche regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

     The Merger with PrimeSource will be accounted for as a reverse merger, with PrimeSource being considered the acquirer from an accounting perspective. As a consequence, the financial statements of PrimeSource will constitute the financial statements of Luxtec going-forward.

                       FISCAL 2000 AUDIT FIRM FEE SUMMARY
                       ----------------------------------

     During our Fiscal Year 2000, we retained Arthur Andersen as our principal auditor to provide services in the following categories and amounts:

                  Audit Fees                                           $65,000
                  Financial Information Systems Design
                    and Implementation Fees                             $0
                  All Other Fees                                       $14,000

The Audit Committee of the Board of Directors has not considered whether the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

                         NOTICE OF AMENDMENTS TO BY-LAWS

     Notice is hereby given to you that on March 22, 2001, pursuant to Article VII of our By-laws, the Board of Directors amended our By-laws to change our fiscal year from October 31 to June 30 and to clarify the quorum requirements at our stockholder meetings. To change our fiscal year, the Board of Directors amended Article VI, Section 1 of our By-laws to replace "October 31" with "June 30." The Board of Directors amended our By-laws to change our fiscal year to the fiscal year of PrimeSource, June 30.

     To clarify the quorum requirements at our stockholder meetings, the Board of Directors amended Article I, Section 5 of our By-laws to read in its entirety as follows: "QUORUM Stockholders representing a majority of the total voting power of all stock issued, outstanding and entitled to vote as a class shall constitute a quorum for the transaction of business at all meetings of the stockholders, but in the absence of a quorum, any meeting may be adjourned from time to time, and the meeting may be held as adjourned without further notice; except that, if two or more classes of stock are outstanding and entitled to vote as separate classes, then in the case of each class, a quorum shall consist of stockholders for such class entitled to vote representing a majority of the total voting power of all stock voting with such class issued and outstanding." The Board of Directors amended Article I, Section 5 of our By-laws to expressly provide that in establishing a quorum of stockholders at a meeting the "voting power" of the shares present is determinative and not necessarily the number of shares present. This clarification was needed, in the judgment of the Board of Directors, given the existence of some of our capital stock which is entitled to more than one vote per share.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During our fiscal year ended October 31, 2000, or our "2000 Fiscal Year," the Board of Directors held four meetings. During our 2000 Fiscal Year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the total number of meetings held by all committees on which the individual served. Pursuant to a resolution adopted by the Board of Directors on April 30, 2001, the Board of Directors appointed John
F. Rooney as Chairman of the Board of Directors.

     The following table shows the membership of our committees to the Board of Directors as of April 30, 2001. An asterisk indicates chairperson.


------------------------------ --------------- ---------------- --------------- ---------------- -----------------
Name                               Audit        Compensation      Executive       Nominating         Finance
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
Larry H. Coleman, Ph.D.               X                               X                                 X
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
William H. Lomicka                    X*               X*             X                X
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
Nicholas C. Memmo                                                     X                X
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
Patrick G. Phillipps
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
Michael K. Bayley                                                     X                                 X
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
James J. Goodman                      X                               X                                 X*
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
John F. Rooney                                                        X*
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
James Berardo                                          X
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
James L. Hersma                                                       X                X*               X
------------------------------ --------------- ---------------- --------------- ---------------- -----------------
James W. Hobbs
------------------------------ --------------- ---------------- --------------- ---------------- -----------------


COMMITTEES

     All of our committees were either formed or staffed with new members on March 22, 2001. The current membership and actions of the committees bear no relation to committee membership or actions that may have been taken prior to that date.

     The AUDIT COMMITTEE consists entirely of non-employee Directors, and its responsibilities include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During our 2000 Fiscal Year, the Audit Committee met one time. The report of the Audit Committee for our 2000 Fiscal Year can be found beginning on page B-1 of this Proxy Statement.

     The Audit Committee operates pursuant to an Audit Committee Charter which the Board of Directors adopted on April 30, 2001. A copy of the current Audit Committee Charter appears as Exhibit B to this Proxy Statement. All members of the Audit Committee satisfy the independence requirements that would apply if our securities were listed on the New York Stock Exchange.

     The COMPENSATION COMMITTEE also consists entirely of non-employee Directors, and its responsibilities include approval of remuneration arrangements for our executive officers, review and approval of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under our stock plans, and general review of our employee compensation policies. During our 2000 Fiscal Year, the Compensation Committee met one time. The report of the Compensation Committee on Executive Compensation for our Fiscal Year 2000 can be found beginning on page 25 of this Proxy Statement.

     The EXECUTIVE COMMITTEE, which consists of seven Directors, four of whom are non-employee Directors, acts on behalf of the Board of Directors on important matters that arise between meetings of the Board of Directors and has the authority to exercise the full authority of the Board of Directors, subject to Article II, Section 12 of our By-laws and the Massachusetts Business Corporation Law. The Board of Directors established the Executive Committee on March 22, 2001, and thus this committee did not meet during our 2000 Fiscal Year. Pursuant to a resolution adopted by the Executive Committee on April 30, 2001, the Executive Committee appointed John F. Rooney as Chairman of the Executive Committee.

     The NOMINATING COMMITTEE, which consists of three Directors, two of whom are non-employee Directors, provides the Board of Directors with recommendations for new Directors when a vacancy exists on the Board of Directors. The Nominating Committee will consider all nominees recommended to it by holders of our capital stock. Such recommendations should be presented to the Nominating Committee prior to January 31, 2002. Such recommendations should include all material information known to the recommending stockholder with respect to such nominee. During our 2000 Fiscal Year, the Nominating Committee did not meet.

     The FINANCE COMMITTEE, which consists of four Directors, two of whom are non-employee Directors, is responsible for exercising the authority of the Board of Directors in the management of our financial affairs, including, but not limited to, establishing and amending credit facilities and issuing our securities. The Board of Directors established the Finance Committee on March 22, 2001, and thus this committee did not meet during our 2000 Fiscal Year.

                     BENEFICIAL OWNERSHIP OF OUR SECURITIES

     The following tables furnish certain information as of April 30, 2001 (except as otherwise noted), as to our equity securities beneficially owned by each of our directors, by each of the individuals named in the Summary Compensation Table and by all of our directors and executive officers as a group, and, to our knowledge, by any beneficial owner of more than 5% of any class or series of our outstanding equity securities.

--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Name of Beneficial    Number of     Number of    Number of     Number of      Aggregate Number    Percent
Owner                 Shares of     Shares of    Shares of     Shares of      of Shares of        of Class
                      Common        Series B     Series C      Series D       Common Stock        Voting
                      Stock         Convertible  Convertible   Exchangeable   Beneficially        Power
                      Beneficially  Preferred    Preferred     Preferred      Owned or            Presently
                      Owned         Stock        Stock         Stock          Underlying          Held 5
                                    Beneficially Beneficially  Beneficially   Preferred           Stock
                                    Owned 1      Owned 2       Owned 3        Beneficially
                                                                              Owned 4
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------

GE Capital Equity         3,721 7             0    208,371.24      5,953.464         6,403,695 8     33.15%
Investments, Inc. 6
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Coleman Swenson
Booth IV L.P. 9
                          3,721 7             0     89,301.96      2,976.732         2,831,616 8     14.66%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Webbmont Holdings
L.P.10                  522,661 11  11,908.416 12 38,612.44 13       595.346         1,904,751 8      9.86%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Geneva Middle
Market Investors,
SBIC, L.P. 14           450,000               0             0       4,333.87         1,316,774 8      6.82%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Michael K. Bayley     1,004,968 15    1,517.657             0              0           1,042,910      5.40%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
James Berardo           176,520 16            0             0              0             176,520          *
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Larry H. Coleman,
Ph.D. 17                  3,721 7             0     89,301.96      2,976.732         2,831,616 8     14.66%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
James J. Goodman        466,000 18            0             0    4,333.87 19         1,332,774 8      6.90%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
James L. Hersma         351,117 20            0             0              0             351,117      1.82%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
James W. Hobbs          142,789 21            0             0              0             142,789          *
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
William H. Lomicka      491,919 22    3,402.405       425.256        148.837           594,519 8      3.08%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Nicholas C. Memmo        49,435 23      850.601       850.512              0              91,962          *
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Samuel M. Stein          23,948 24            0             0              0              23,948          *
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
Patrick G. Phillipps    241,882 25            0             0              0             241,882      1.25%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
John F. Rooney        1,004,968 26    1,823.873      446.5127              0           1,061,727       5.5%
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------
All directors and
executive officers
as a group (11           3,957,267    7,594.536    91,024.238      7,459.439           7,891,764     40.85%
persons)
--------------------- ------------- ------------ ------------- -------------- ------------------- ----------

-----------------------------------------------

Unless otherwise indicated, the address of each person is care of Luxtec Corporation, 99 Hartwell Street, West Boylston, Massachusetts 01583. Shares of Common Stock subject to options or warrants exercisable within sixty days of April 30, 2001, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants but are not outstanding for purposes of computing the percentage of any other person.

*    Less than 1%.

1 Each share of Series B Convertible Preferred Stock entitles its holder to twenty-five votes in any vote of the holders of Common Stock and will automatically convert into twenty-five shares of Common Stock upon the amendment of our Articles of Organization to increase our authorized number of shares of Common Stock from 10,000,000 to 50,000,000.

2 Each share of Series C Convertible Preferred Stock entitles its holder to twenty-five votes, subject to adjustment, in any vote of the holders of Common Stock and may be converted into twenty-five shares of Common Stock, subject to adjustment, upon the amendment of our Articles of Organization to increase our authorized number of shares of Common Stock from 10,000,000 to 50,000,000.

3 Each share of Series D Exchangeable Preferred Stock entitles its holder to two-hundred votes in any vote of the holders of Common Stock. Each share of Series D Exchangeable Preferred Stock will be exchanged for a number of our shares of a yet to be issued series of preferred stock, that, in the aggregate, will be convertible into 200 shares of Common Stock.

4 Includes Common Stock, Common Stock underlying the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock owned as of April 30, 2001 and Common Stock underlying options and warrants that are exercisable within sixty days of April 30, 2001.

5 Based upon the aggregate number of shares of Common Stock outstanding, underlying outstanding shares of the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock owned as of April 30, 2001 and options and warrants exercisable within sixty days of April 30, 2001 to acquire Common Stock.

6 The address of GE Capital Equity Investments is 120 Long Ridge Road, Stamford, Connecticut 06927.

7 Includes 3,721 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001.

8 Excludes an indefinite number of shares underlying warrants to purchase shares of Common Stock in an amount equal to a number based upon the time between the issuance of the warrants and our completion of an equity financing that satisfies the requirements set forth in the warrants, or if such financing is not completed by January 19, 2002, based upon the value of our Common Stock at that time.

9 The address of Coleman Swenson Booth IV L.P. is 237 Second Avenue South, Franklin, Tennessee 37064-2649.

10 The address of Webbmont Holdings L.P. is 1355 Peachtree Street, Suite 1100, Atlanta, Georgia 30309.

11 Includes 136,079 Shares of Common Stock subject to purchase pursuant to warrants that are exercisable within sixty days of April 30, 2001. Includes 212 shares of Common Stock held of record by Robert Neale Fisher, 106 shares of Common Stock held of record by Virginia A. Fisher, 188,107 shares of Common Stock held of record by Investors Equity, Inc. and 190,713 shares of Common Stock held of record by Webbmont Holdings, L.P., all of which are considered beneficially held by Robert W. Fisher. Mr. Fisher is the President of Woodcrest Associates, Ltd., the general partner of Webbmont Holdings, L.P. Also includes 7,422 shares of Common Stock underlying options held by Mr. Fisher that are exercisable within sixty days of April 30, 2001.

12 Includes 272.192 shares of Series B Preferred Stock held of record by Robert Neale Fisher, 136.096 shares of Series B Preferred Stock held of record by Virginia A. Fisher and 4,082.886 shares of Series B Preferred Stock held of record by Investors Equity, Inc.

13 Includes 322.975 shares of Series C Preferred Stock held of record by Robert Neale Fisher, 178.604 shares of Series B Preferred Stock held of record by Virginia A. Fisher and 2,279.343 shares of Series C Preferred Stock held of record by Investors Equity, Inc.

14 The address of Geneva Middle Market Investors SBIC, L.P. is care of Gemini Investors LLC, 20 William Street, Wellesley, Massachusetts 02481.

15 Includes 297,673 shares of Common Stock underlying options which are exercisable within sixty days of April 30, 2001. Also includes 69,100 shares of Common Stock underlying warrants that are exercisable within sixty days of April 30, 2001.

16 Includes 154,520 shares of Common Stock held by various trusts of which Mr. Berardo is a trustee and over which Mr. Berardo shares investment and voting control. Mr. Berardo disclaims beneficial ownership of such shares. Also includes 20,000 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001.

17 Dr. Coleman is the Managing General Partner of CSHB Ventures IV L.P., the General Partner of Coleman Swenson Booth IV, L.P.

18 Consists of 450,000 shares of Common Stock held of record by Geneva Middle Market Investors SBIC, L.P., of which Mr. Goodman is President. Also includes 16,000 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001.

19 Consists of 4,333.87 shares held by Geneva Middle Market Investors SBIC, L.P., of which Mr. Goodman is President.

20 Includes 291,582 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001. Also includes 59,535 shares of Common Stock that Mr. Hersma may purchase pursuant to a Restricted Stock Agreement.

21 Includes 89,384 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001.

22 Includes 18,605 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001. Also includes 4,253 shares of Common Stock underlying warrants that are exercisable within sixty days of April 30, 2001.

23 Includes 18,605 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001. Also includes 8,505 shares of Common Stock underlying warrants that are exercisable within sixty days of April 30, 2001.

24 Includes 14,750 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001.

25 Includes 106,905 shares of Common Stock beneficially owned by Mr. Phillipps' wife, Janice B. Phillipps. Also includes 8,484 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001.

26 Includes 297,673 shares of Common Stock underlying options that are exercisable within sixty days of April 30, 2001. Also includes 69,100 shares of Common Stock underlying warrants that are exercisable within sixty days of April 30, 2001.

27 Includes 446.51 Shares of Series C Preferred Stock owned by BAM Enterprises, LLC, an entity in which Mr. Rooney exercises investment and voting power.


                     COMPENSATION OF NON-EMPLOYEE DIRECTORS

     We pay our non-employee directors $500 for attendance at each meeting of the Board of Directors, $250 for each meeting of a committee thereof ($150 for each meeting of a committee if such meeting is concurrent with a meeting of the Board of Directors) and $100 for each meeting held by telephone conference. We also pay expenses for attendance at meetings of the Board of Directors and committees thereof. In addition, non-employee directors are compensated with options to purchase shares of Common Stock, in accordance with the 1995 Stock Option Plan for Non-Employee Directors, or the "Directors Plan." Under the terms of the Directors Plan, we grant our non-employee directors non-qualified stock options to purchase a total of 12,000 shares of Common Stock upon their election or appointment to the Board of Directors, with 4,000 options vesting on the date of grant, and 4,000 shares vesting annually thereafter provided the individual continues to serve on the Board of Directors. The options granted pursuant to the 1995 Director Plan have an exercise price equal to one-hundred percent of the fair market value per share of Common Stock on the date the option is granted.

                             EXECUTIVE COMPENSATION

        The following table sets forth, for the years ended October 31, 2000, 1999 and 1998, the compensation of the Chief Executive Officer, and the executive officers whose total annual salary and bonus exceeded $100,000 as of October 31, 2000, or, collectively, the "Executive Officers":

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM
                                                                      ANNUAL                    COMPENSATION
                                                                   COMPENSATION                    AWARDS
                                                  -------------------------------------------  -------------
                                                                                 OTHER ANNUAL    SECURITIES
                                          FISCAL                                 COMPENSATION    UNDERLYING
  NAME AND PRINCIPAL POSITION              YEAR      SALARY($)       BONUS($)       ($)(1)       OPTIONS (#)
  ---------------------------              ----      ---------    ------------- -------------  -------------
  James W. Hobbs                           2000      $188,900         $0            $7,800            0
  President, Chief Executive Officer       1999       183.374          0             7,800            0
  And Director                             1998       178,148        18,000          7,800            0

  Samuel M. Stein                          2000       111,710          0             7,800         10,000
  Chief financial Officer and Treasurer    1999       106,110          0             7,800            0
                                           1998        99,680        18,000          7,800            0

  Patrick G. Phillipps                     2000       106,000          0             7,800            0
  Chief Technology Officer and Director    1999       105,366          0             7,800            0
                                           1998        99,868        14,000          7,800            0

----------
(1)  Automobile allowance.

     The following table sets forth the stock options that were granted pursuant to our 1992 Stock Option Plan, as amended, during our Fiscal Year 2000 to the Executive Officers:

                          OPTION GRANTS IN FISCAL 2000

                                                                                                       GRANT
                                                                                                       DATE
                                                            INDIVIDUAL GRANTS                         VALUE(1)
                                       -------------------------------------------------------------  --------
                                        NUMBER OF    % OF TOTAL
                                       SECURITIES      OPTIONS                                          GRANT
                                       UNDERLYING    GRANTED TO     EXERCISE                            DATE
                                         OPTIONS      EMPLOYEES      OR BASE                           PRESENT
                                         GRANTED      IN FISCAL       PRICE         EXPIRATION          VALUE
                  NAME                     (#)          YEAR         ($/SH)             DATE              $
                  ----                -----------  -----------   ---------------   --------------     --------
                  Samuel M. Stein.      10,000       33.3            $2.00          Dec. 16, 2009      $17,783

----------
(1) The grant date present value has been calculated using the Black-Scholes stock option valuation methodology. The applied model used a grant date of December 16, 1999 and an option price of $2.00 per share. It also assumed a risk-free rate of return of 5.75%, a dividend yield of 0% and a stock price volatility of 65%. The options have an exercise period of ten years from the date of grant.

     The following table sets forth information with respect to options to purchase Common Stock granted to the Executive Officers under our 1992 Stock Option Plan, as amended:

                           2000 YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                SHARES                           UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS
                              ACQUIRED ON                        OPTIONS AT YEAR-END(#)      AT YEAR-END($)(1)
     NAME                     EXERCISE (#)   VALUE REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
     ----                     ------------   -----------------   -------------------------   -------------------------

     James W. Hobbs                0                $0                60,300 /63,700                    $0/$0
     Samuel M. Stein               0                 0                22,150 /47,250                     0/0
     Patrick G. Phillipps          0                 0                 8,484 /11,850                     0/0


(1) Value is based on the closing sale price of Common Stock ($1.00) as of October 31, 2000 minus the exercise price under such option.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     We have entered into an employment agreement with James W. Hobbs, our President and Chief Executive Officer until March 2, 2001. The agreement with Mr. Hobbs was entered into on June 10, 1993 with an initial term of one year with automatic renewals for successive terms of one year each unless either party gives notice of intention not to renew. Mr. Hobbs has tendered, and we have accepted, his letter of resignation and demand for severance pay effective March 2, 2001. Mr. Hobbs will receive severance pay in an amount equal to six months salary from the effective date of his resignation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Louis C. Wallace was a member of the Board of Directors from 1989 until March 2, 2001. Mr. Wallace is the founder and President of Specialty Surgical Instrumentation, Inc., or "SSI," a surgical distributor in ten southeastern states. SSI is a large customer of Luxtec, representing approximately 13% of our net sales during our Fiscal Year 2000. We operate at arms length with SSI pursuant to a contract with terms and conditions substantially the same as our other domestic distributors.

     PrimeSource, a distributor and manufacturer of specialty surgical and critical care products, was also a large customer of Luxtec during our Fiscal Year 2000, representing approximately 15% of our net sales during our Fiscal Year 2000. Messrs. Bayley, Coleman, Memmo, Lomicka and Rooney, who each currently serve on our Board of Directors, were directors of PrimeSource prior to the Merger. Messrs. Rooney and Bayley also served as President and Chief Executive Officer and Chief Financial Officer, respectively, of PrimeSource prior to the Merger. During our Fiscal Year 2000, we operated at arms length with PrimeSource. As of March 2, 2001, PrimeSource is a wholly-owned subsidiary of Luxtec.

HERSMA EMPLOYMENT AGREEMENT

     On May 4, 2001, we entered into an employment agreement with James L. Hersma, our President, Chief Executive Officer, and Director, or the "Hersma Agreement." The initial term of the Hersma Agreement will expire on December 3, 2001, but will be extended automatically for successive one-year terms unless we notify Mr. Hersma that we will not renew the Hersma Agreement.

     Mr. Hersma is entitled to a base salary of $275,000 per year for the first year of his employment and a base salary of $325,000 his second year, should we choose to extend the Hersma Agreement. Mr. Hersma's base salary beyond the second year shall be determined by the Board of Directors, but will not be less than $325,000 per year. Mr. Hersma is also entitled to receive an annual bonus of up to 55% of his base salary.

     The Hersma Agreement entitles Mr. Hersma to receive an option to purchase 1,166,274 shares of Common Stock for an exercise price per share of the lesser of $1.25 per share or the fair market value on the date of grant as determined by the Board of Directors. The exercise price may be repriced to a lower amount if the price of our stock on the earlier of January 23, 2002 or the date of a "qualified equity financing" is lower than $1.25 per share. Twenty-five percent (25%) of Mr. Hersma's stock options are vested upon the date of grant, and the remaining 75% of his stock options vest in 36 equal monthly installments beginning with the completion of Mr. Hersma's first full month of employment after December 4, 2001. If Mr. Hersma is terminated by us other than for death, disability or cause, stock options that would have vested within the 365 days following his termination shall become vested. Additionally, upon a change in control of Luxtec (as defined in the Hersma Agreement), all unvested stock options will become vested.

     The Hersma Agreement also entitles Mr. Hersma to a grant of 59,535 shares of Common Stock. Mr. Hersma must pay par value ($0.01 per share, or $595.35) for this stock. The stock is subject to repurchase by us, with our repurchase right lapsing as to 50% of the initial grant on the anniversary of the date of grant, and as to the remaining 50% on the second anniversary of the date of grant. If Mr. Hersma is terminated by us other than for death, disability or cause, our repurchase right shall lapse with respect to shares of stock that we would have otherwise been entitled to repurchase within the 365 days following his termination. Additionally, upon a change in control of Luxtec (as defined in the Hersma Agreement), our repurchase right as to all shares of stock shall lapse. If, upon the earlier of January 23, 2002 or the date of a "qualified equity financing," the price of Common Stock is lower than $1.25 per share, Mr. Hersma shall be entitled to purchase, at the same terms as his initial grant, additional shares of Common Stock such that the total value of stock purchasable by Mr. Hersma is equal to $74,419.

     If we terminate Mr. Hersma for any reason other than for cause (as defined in the Hersma Agreement), or we do not renew the Hersma Agreement, Mr. Hersma is entitled to continuation of base salary and medical benefits for 18 months. If such termination or non-renewal is made within 18 months following a change in control (as defined in the Hersma Agreement), Mr. Hersma is entitled to a lump sum payment equal to 2.99 times his base salary in lieu of the 18 months of salary continuation.

     If Mr. Hersma's employment with us terminates for any reason, Mr. Hersma may not compete with Luxtec or solicit Luxtec's employees for a period of one
(1) year from his date of termination or during any period he is receiving severance payments from Luxtec.

BAYLEY EMPLOYMENT AGREEMENT

     Michael K. Bayley, our Chief Financial Officer, Clerk and Director, entered into a three-year employment agreement with PrimeSource, dated as of July 1, 1999, or the "Bayley Agreement." The Bayley Agreement was assumed by us in connection with our acquisition of PrimeSource. Under the Bayley Agreement, Mr. Bayley is entitled to receive an annual base salary of $225,000 for the 2001 calendar year. This amount may be increased by the Board of Directors beginning on January 1, 2002. Mr. Bayley is entitled to an annual bonus in an amount determined by the Board of Director's Compensation Committee and upon Luxtec's achievement of specified management objectives.

     Mr. Bayley is entitled to severance benefits if he terminates his employment with us due to our breach of a material term in the Bayley Agreement, if we terminate him without cause (as defined in the Bayley Agreement) or upon expiration of the term of the Bayley Agreement. Under these circumstances, Mr. Bayley would be entitled to continued payment of his base salary and employee benefits (including health insurance) for one year from the date of his termination of employment. If Mr. Bayley obtains other employment while receiving severance benefits, unless his termination was in connection with a change in control (as defined in the Bayley Agreement), Mr. Bayley's severance benefits will terminate on the later of (1) the date six months following his date of termination with us or (2) the date he obtains employment at a salary level greater than or equal to his salary with us. Mr. Bayley will not be entitled to any severance benefits, however, if, in connection with a change in control, he is terminated following an offer to continue employment with the surviving company at the same location, in the same position and with the same salary as provided in the Bayley Agreement.

     If Mr. Bayley's employment with us terminates in such a manner that he is not entitled to severance benefits, Mr. Bayley may not compete with Luxtec or solicit Luxtec's employees for a period of two (2) years from his date of termination.

ROONEY EMPLOYMENT AGREEMENT

     John F. Rooney, our Executive Vice President and Director, entered into a three-year employment agreement with PrimeSource Surgical, Inc., dated as of July 1, 1999, or the "Rooney Agreement." The Rooney Agreement was assumed by us in connection with our acquisition of PrimeSource. Under the Rooney Agreement, Mr. Rooney is entitled to receive an annual base salary of $225,000 for the 2001 calendar year. This amount may be increased by the Board of Directors beginning on January 1, 2002. Mr. Rooney is entitled to an annual bonus in an amount determined by the Board of Director's Compensation Committee and upon Luxtec's achievement of specified management objectives.

     Mr. Rooney is entitled to severance benefits if he terminates his employment with us due to our breach of a material term in the Rooney Agreement, if we terminate him without cause (as defined in the Rooney Agreement) or upon expiration of the term of the Rooney Agreement. Under these circumstances, Mr. Rooney would be entitled to continued payment of his base salary and employee benefits (including health insurance) for one year from the date of his termination of employment. If Mr. Rooney obtains other employment while receiving severance benefits, unless his termination was in connection with a change in control (as defined in the Rooney Agreement), Mr. Rooney's severance benefits will terminate on the later of (1) the date six months following his date of termination with us or (2) the date he obtains employment at a salary level greater than or equal to his salary with us. Mr. Rooney will not be entitled to any severance benefits, however, if, in connection with a change in control, he is terminated following an offer to continue employment with the surviving company at the same location, in the same position and with the same salary as provided in the Rooney Agreement.

     If Mr. Rooney's employment with us terminates in such a manner that he is not entitled to severance benefits, Mr. Rooney may not compete with Luxtec or solicit Luxtec's employees for a period of two years from his date of termination.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During our Fiscal Year 2000, James Berardo, James J. Goodman and Louis C. Wallace served as members of our Compensation Committee of the Board of Directors. None of Messrs. Berardo, Goodman or Wallace have ever been an officer or employee of Luxtec or any of our subsidiaries, nor have they ever had any relationship with Luxtec or our officers requiring disclosure.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our Directors, certain of our officers and persons holding more than ten percent of the Common Stock are required to report their ownership of Common Stock and any changes in such ownership to the Securities and Exchange Commission and us. To our knowledge, based solely on a review of copies of those reports furnished to us, all Section 16(a) filing requirements applicable to these persons were complied with during our fiscal year ended October 31, 2000.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is comprised of non-employee Directors who approve or recommend to the Board of Directors salary and bonus amounts and other annual compensation for the Executive Officers.

     During our Fiscal Year 2000, the annual salary of James W. Hobbs, our President and Chief Executive Officer for our Fiscal Year 2000, was set forth in his employment agreement. In addition, Mr. Hobbs was entitled to receive an annual bonus in cash and/or equity of Luxtec from an annual bonus pool for all employees based, in our Fiscal Year 2000, on 1.5% of our net sales and 10% of cash flow generated, with such bonus to be determined by the Compensation Committee. Factors taken into account by the Compensation Committee in determining bonuses include return on investment, net sales, and net income compared to the business plan. Although there is no maximum percentage bonus, 30% of base salary is the expected guideline. During our Fiscal Year 2000, we did not grant Mr. Hobbs an annual bonus in either cash or equity of Luxtec due to our performance.

     The annual salaries of our other Executive Officers during our Fiscal Year 2000, Samuel M. Stein and Patrick G. Phillipps, were determined based on their past salaries and salaries paid by comparable companies. Neither Mr. Stein nor Mr. Phillipps received a cash bonus in our Fiscal Year 2000 due to our performance. We did, however, grant Mr. Stein an option to purchase 10,000 shares of Common Stock, with an exercise price of $2.00 per share, as partial compensation for his contributions to Luxtec.

     The Compensation Committee:

James Berardo
James J. Goodman

                          REPORT OF THE AUDIT COMMITTEE


April 30, 2001

To the Board of Directors of Luxtec Corporation

We have reviewed and discussed with management the Company's audited financial statements as of October 31, 2000 and 1999, and for the three years in the period ended October 31, 2000.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10K for the year ended October 31, 2000.

A copy of the current Audit Committee Charter is attached as an Appendix to this Proxy Statement.

James Berardo

                                PERFORMANCE GRAPH


         During our Fiscal Year 2000, the Common Stock was quoted on the American Stock Exchange. On November 17, 2000, the Common Stock was delisted because it no longer met the continued listing requirements of the American Stock Exchange. A performance graph comparing the Common Stock performance with the performance of the S&P Small Cap 600 Index and our peer group index is provided. The following performance graph is intended to reflect the performance of our business from October 31, 1995 through October 31, 2000 and does not account for our transaction with PrimeSource and our present business makeup.

          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG LUXTEC,
       THE STANDARD & POOR'S ("S&P") SMALL CAP 600 INDEX AND LUXTEC'S PEER
                                 GROUP INDEX (1)


                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------
                                10/31/95    10/31/96     10/31/97    10/31/98    10/31/99    10/31/00
------------------------------------------------------------------------------------------------------
Luxtec Corporation               $100.00       93.75        53.25       56.25       51.50       25.00
------------------------------------------------------------------------------------------------------
S&P Smallcap 600                 $100.00      119.25       156.02      137.68      153.00      190.33
------------------------------------------------------------------------------------------------------
Luxtec's Peer Group              $100.00      109.67       130.02      216.86      258.91      368.30
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

----------
(1) This graphic presentation assumes (a) one-time $100 investments in the Common Stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named broad equity market index and Luxtec's selected peer group index, in each case made as of the market close on October 31, 1995 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. We selected our peer group in good faith based on companies in a similar industry or line-of-business. Luxtec's peer group is made up of the following six companies:

    Bio Vascular, Inc.
    Cantel Medical Corp.
    Conmed Corp.
    Fisher Scientific International Inc.
    Luxtec Corporation
    Patterson Dental Co.

                              STOCKHOLDER PROPOSALS

     The Annual Meeting is called for the purposes set forth in the Notice. Although we know of no items of business which will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to our management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the Securities and Exchange Commission. In order to be included in our proxy materials to be distributed in connection with the Annual Meeting of the stockholders in 2002, we must receive stockholder proposals for that meeting on or before January 31, 2002. In order for a stockholder proposal to be considered for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by our Clerk on or before April 16, 2002. Our management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

     Accompanying this Proxy Statement is a copy of our annual report filed with the Securities and Exchange Commission on Form 10-K for our fiscal year ended October 31, 2000 and copies of our quarterly reports filed with the Securities and Exchange Commission on Form 10-Q for our quarterly periods ended January 31, 2001 and March 31, 2001.

                                       By order of the Board of Directors,



                                       LUXTEC CORPORATION
                                       MICHAEL K. BAYLEY
                                       Clerk

May 31, 2001

                                    EXHIBIT A
                                    ---------


                           TUCSON MEDICAL CORPORATION
                      1997 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS


     I.   PURPOSE OF PLAN

          This Tucson Medical Corporation 1997 Stock Option/Stock Issuance Plan, as adopted by Luxtec Corporation, a Massachusetts corporation, is intended to promote the interests of Luxtec Corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix A.

     II. STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate programs:

                    (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

                    (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

          B. The provisions of Articles One and Four shall apply to both equity programs under the plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of The Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

     IV. ELIGIBILITY

          A. The persons eligible to participate in the Plan are as follows:

                    (i)  Employees,

                    (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     V. STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 5,000,000 shares.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options grants or direct stock issuances under the Plan.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                   ARTICLE TWO

                              OPTION GRANT PROGRAM

     I. OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A. Exercise Price.


              1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date, unless a lower exercise price is permitted by applicable law.

                    (ii) If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date. In the case of an option that is not an Incentive Option, a lower exercise price may be fixed by the Plan Administrator if permitted by applicable law.

              2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                    (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                    Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C. Effect of Termination of Service.

              1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

                    (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                    (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                    (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

               2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                    (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon the option grant or any shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

          F. First Refusal Rights. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Plan.

Such right of first refusal shall be exercisable iii accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

          H. Withholding. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     II. INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.

          B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

          E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares subject to those options) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

          F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

          G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

          H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefore new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

     I. STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A. Purchase Price.

              1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date, unless a lower purchase price is permitted by applicable law. However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value, unless a lower purchase price is permitted by applicable law.

              2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                    (i) cash or check made payable to the Corporation, or

                    (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B. Vesting Provisions.

              1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

              2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

              3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

              4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

              5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          C. First Refusal Rights. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

     II. CORPORATE TRANSACTION

          A. Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

     I. FINANCING

        The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II. EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

          B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV. USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V. WITHHOLDING

        The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI. REGULATORY APPROVALS

         The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     VIII. FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information

                                    APPENDIX

     The following definitions shall be in effect under the Plan:


     A. Board shall mean the Corporation's Board of Directors.

     B. Code shall mean the Internal Revenue Code of 1986, as amended.

     C. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     D. Common Stock shall mean the Corporation's common stock.

     E. Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) The sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F. Corporation shall mean Luxtec Corporation, a Massachusetts corporation, and any successor corporation to all or substantially all of the assets or voting stock of Luxtec Corporation which shall by appropriate action adopt the Plan.

     G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

     H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     K. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

     M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     P. Option Grant Program shall mean the option grant program in effect under the Plan.

     Q. Optionee shall mean any person to whom an option is granted under the Plan.

     R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     T. Plan shall mean the Corporation's 1997 Stock Option/Stock Issuance Plan, as set forth in this document.

     U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

     V. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     W. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     X. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     Y. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     Z. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AA. 10% Shareholder shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                    EXHIBIT B
                                    ---------

                         CHARTER OF THE AUDIT COMMITTEE
                 OF THE BOARD OF DIRECTORS OF LUXTEC CORPORATION
                                 APRIL 30, 2001

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Luxtec Corporation (the "Corporation") in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing the financial reports and other financial information provided by the Corporation to its stockholders, to any governmental body or to the public; the Corporation's systems of internal control; and the Corporation's auditing, accounting and financial reporting processes generally. The Committee will maintain free and open communication among the Audit Committee, the independent auditors, the internal auditors and management of the Corporation. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and the power to retain outside counsel or other experts for this purpose.

COMPOSITION

     The Committee shall be appointed by the Board of Directors of the Corporation and shall be comprised of three or more directors, each of whom shall be independent (as may be required by any exchange or quotation service on which the Corporation's securities may be listed or quoted, respectively) and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

MEETINGS

     The Committee shall meet at least annually. The Committee shall meet periodically with management and the independent accountants, either in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Chairperson of the Committee may be designated by the Board of Directors, provided that if the Board of Directors does not so designate a Chairperson, the members of the Committee, by majority vote, may designate a Chairperson. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

RESPONSIBILITIES AND DUTIES

     To fulfill its purpose, the Committee shall:

     REVIEW CHARTER AND FINANCIAL STATEMENTS

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Prepare a work plan for each year and submit the work plan to the Board of Directors for approval.

     3. Review the organization's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants. The Committee is not responsible for preparing the Corporation's financial statements or auditing those financial statements.

     INDEPENDENT ACCOUNTANTS

     4. Recommend to the Board of Directors both the selection of the independent accountants, after considering their independence and effectiveness, and the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants their written statement concerning all significant relationships the accountants have with the Corporation to determine whether such relationships could improperly affect the accountants independence.

     5. Review the performance of the independent accountants and either recommend or approve any discharge of the independent accountants when circumstances warrant.

     6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

     FINANCIAL REPORTING PROCESS

     7. In consultation with the independent accountants and the internal auditors, review the adequacy of the organization's financial reporting processes, both internal and external.

     8. Consider the independent accountants' judgments about the QUALITY and APPROPRIATENESS of the Corporation's accounting principles as applied in its financial reporting.

     9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

     10. Prepare a Committee report to the stockholders.

     SYSTEMS AND CONFLICTS

     11. Establish systems for management and the independent accountants to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

     12. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement between management and the independent accountants with the preparation of the financial statements.

     14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

                                PRELIMINARY COPY

                               LUXTEC CORPORATION

                    Proxy For Annual Meeting Of Stockholders
                           To Be Held On June 22, 2001

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder of LUXTEC CORPORATION, a Massachusetts corporation (the "Company"), hereby appoints James L. Hersma and Michael K. Bayley or either of them, as proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Stockholders of the Company to be held on Friday, June 22, 2001 at 10:00 a.m., Pacific Time, at the Luxtec office located at 3700 E. Columbia Street, Tucson, Arizona, 85714, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting, with the same effect as if the undersigned were present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

                  (Continued and to be signed on reverse side)

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

1. To elect the following three directors to serve until the 2004 annual meeting of stockholders and until their successors are elected and qualified.

     Nominees: Larry H. Coleman, Ph.D., William H. Lomicka and Nicholas C. Memmo

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

     FOR ALL NOMINEES(S) (Except as written below)

     -------------------------------------------------------------

2. To approve an amendment to the Company's Articles of Organization to increase the number of authorized shares of common stock, par value $.01 per share, from 10,000,000 shares to 50,000,000 shares.

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

3. To approve an amendment to the Company's Articles of Organization to create a new class of authorized blank check preferred stock, no par value per share, to consist of 10,000,000 shares.

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

4. To approve an amendment to the Company's Articles of Organization to change its name to "PrimeSource Healthcare, Inc."

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

5. To approve an amendment to the Company's Articles of Organization to change certain provisions of the Company's Series C Convertible Preferred Stock.

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

6. To ratify the adoption of the Tucson Medical Corporation 1997 Stock Option / Stock Issuance Plan, as amended.

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

7. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for 2001.

     [ ]  FOR ALL NOMINEES     [ ]  WITHHOLD AS TO ALL NOMINEES

8. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

             [ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature
         -------------------------------

Signature if held jointly                               Dated            , 2001.
                         -------------------------------     ------------

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer, signing for a corporation or other entity, please give full title under signature.